VERTICAL CAPITAL INVESTORS TRUST

Vertical Capital Defined Risk Fund

Supplement to the Prospectus
and
 Statement of Additional Information
February 5, 2015
This supplement to the Prospectus and Statement of Additional Information dated September 24, 2014 for the Vertical Capital Defined Risk Fund (the "Fund"), a series of the Vertical Capital Investors Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-855-609-VCAM (8226).  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that at a meeting of the Vertical Capital Investors Trust held on December 10, 2014, the Board approved the change of the fiscal year end of the Fund to the 12-month period ending November 30, as well as to amend language in the Statement of Additional Information regarding the voting of proxies for the Fund.
Prospectus
On page 20 of the Prospectus, the subsection captioned "Disclosure Regarding Approval of Investment Advisory Contract" under the section titled "Management of the Fund" is revised by replacing the subsection in its entirety with the following:
Disclosure Regarding Approval of Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the Investment Advisory Agreement for the Fund can be found in the Fund's annual report to shareholders, once available, for the fiscal year ended November 30, 2015. You may obtain a copy of the annual report, free of charge, upon request to the Fund.
Statement of Additional Information
On page 20 of the Statement of Additional Information, the subsection captioned "Proxy Voting Policies" under the section titled "Management and Other Service Providers" is revised by replacing the first sentence in its entirety with the following:

The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees.
On page 37 of the Statement of Additional Information, Appendix B is amended by removing the Sub-Advisor's proxy voting policies and any references to such policies in their entirety.
Investors Should Retain This Supplement for Future Reference